UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2015

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad Street, Philadelphia, PA	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 18, 2015, Urban Outfitters, Inc. (the “Company”) issued an earnings release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The earnings release disclosed material non-public information regarding the Company’s earnings for the three months ended April 30, 2015.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2015, Tedford G. Marlow notified the Company of his decision to retire as Chief Executive Officer, Urban Outfitters Group, effective August 28, 2015.

Item 9.01.	Financial Statements and Exhibits

99.1	Earnings Release dated May 18, 2015 – Operating results for the three months ended April 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: May 19, 2015	By:	/s/ Francis J. Conforti
Francis J. Conforti
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Earnings Release dated May 18, 2015 – Operating results for the three months ended April 30, 2015.